Exhibit 99.1

Investor Presentation May 2012

Alan I. Rothenberg
Chairman and Chief Executive Officer
1st Century Bancshares, Inc.

Jason P. DiNapoli
President and Chief Operating Officer
1st Century Bancshares, Inc.

1ST CENTURY BANCSHARES INC.
IT IS WHO YOU KNOW.™

Safe Harbor Statement

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these forward-looking statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this press release. These statements are based upon our management's current expectations and speak only as of the date hereof. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results, performance or achievements to differ materially and adversely from those expressed, suggested or implied herein. Accordingly, investors should use caution in relying on forward-looking statements to anticipate future results or trends. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, (2) a renewed decline in economic conditions, (3) further increased competition among financial institutions, (4) the Company's ability to continue to attract interest bearing deposits and quality loan customers, (5) further government regulation and the implementation and costs associated with the same, (6) management's ability to successfully manage the Company's operations, and (7) the other risks set forth in the Company's reports filed with the U.S. Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise or update any forward-looking statements for any reason.

1st Century Bank

At **1st Century Bank**, it's our passion and core values that make us truly unique. Our bankers take the banking services we provide personally, and are constantly identifying ways where we can add value to each relationship.

"We truly get involved with understanding and partnering with our clients, and we give them dedicated personal service. I know many banks say they do the same, but I don't think that many do – if any – as well as us."

Alan I. Rothenberg, Chairman

1st Century Bank Profile

- **Attractive Market**
  - Headquartered in Century City – West Los Angeles franchise
  - Strong demographics; $33 billion in total deposits*, *one of the largest concentrations of core deposits in the nation,* surrounding zip codes: 90024, 90025, 90064, 90067, 90210, and 90401-5.
- **Building Relationships**
  - 1st Century Bank is committed to building long-term relationships by acting as trusted advisors and client advocates.
- **Big, Small Bank**
  - 1st Century Bank offers its customers big money center banking technologies and services with traditional, small community bank-like relationships that serve specific and unique client needs.
- **Exceptional Service**
  - We provide an extraordinary level of personal service by acting as advocates for our clients to meet every day business needs and solve specific business challenges.

**Source: FDIC Summary of Deposits as of June 30, 2011.*

2011 Highlights

- Achieved record levels in total assets, loans and deposits
- Improved pre-tax, pre-provision earnings by 69%resulting in net income of $1.0 million
- Growth in total assets from $308 million at December 31, 2010 to $405 million at December 31, 2011, representing an increase of 31%
- Growth in total loan portfolio from $179 million at December 31, 2010 to $233 million at December 31, 2011, representing an increase of 30%
- Growth in total deposits from $258 million at December 31, 2010 to $332 million at December 31, 2011, representing an increase of 29%
- Total cost of funds for the 12 months ended December 31, 2011 was 30 basis points compared to 42 basis points at December 31, 2010
- Continued to decrease non-performing assets from 2.58%at December 31, 2010 to 1.88%at December 31, 2011
- Maintained capital ratios nearly double the regulatory requirements for "well-capitalized"

1st Century Bank Outlook

- Continue to build 1st Century brand and reputation in our attractive core market – West Los Angeles
- Build upon growing base of customers with continued focus on small businesses and professionals
- Strong capital base to help facilitate lending and strategic opportunities
- Continue to build core deposits franchise
- Maintain balanced loan portfolio and manage credit quality
- Pursue continued growth opportunities presented by competitor dislocation

Expand Market Share in West LA

- 1st Century Bank is well positioned to become the dominant community bank focused on West Los Angeles
  - Strong Capital Base
  - Solid Base of Westside Clients
  - Management and Board are deeply rooted and actively involved in the Westside community

Expand Market Share in West LA (cont.)



Holmby Hills
Huntington Palisades
Marina Del Rey
Pacific Palisades
Palisades Highlands
Palisades Riviera
Playa Del Rey
Rancho Park
The Colony
Brentwood Park
Brentwood
Holmby Hills
Malibu
Santa Monica
Beverly Crest
Bel Air
Westwood
Beverly Hills
Century City
VA
West Los Angeles
Sawtelle
Cheviot Hills
Rancho Park
Beverlywood
Pico-Robertson
Palms
Culver City
Mar Vista
Venice
Del Rey
Playa Vista
Marina Del Rey

$33 Billion*

In Deposits on the Westside – One of the largest concentrations of core deposits in the Nation.

**Source: FDIC Summary of Deposits as of June 30, 2011*

Expand Market Share in West LA (cont.)

1CB achieved a 1% Market Share in 2011



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
Total Deposits ($)
1CBank Market Share (%)

*Source: FDIC Summary of Deposits as of June 30, 2011

Expand Market Share in West LA (cont.)

West LA Market Share Leaders

Bank	Market share	Bank	Market Share
1. City National Bank	26.52%	18. First Banks Inc.	0.68%
2. Bank of America Corp.	17.67%	19. Bank Leumi Le-Israel BM	0.66%
3. Wells Fargo & Co.	14.70%	20. Luther Burbank Corp.	0.64%
4. First Republic Bank	4.48%	21. BNP Paribas SA	0.57%
5. Citigroup Inc.	4.35%	22. Israel Discount Bank Ltd.	0.55%
6. JPMorgan Chase & Co.	4.26%	23. Excel National Bank	0.48%
7. OneWest Bank	3.85%	24. First California Financial Group Inc.	0.38%
8. Union Bank	3.56%	25. First Citizens BancShares Inc.	0.35%
9. U.S. Bancorp	3.44%	26. Boston Private Financial Holdings Inc.	0.30%
10. Comerica Inc.	3.20%	27. California Republic Bank	0.29%
11. PacWest Bancorp	1.62%	28. Zions Bancorp	0.29%
12. East West Bancorp Inc.	1.57%	29. Pacific Mercantile Bancorp	0.28%
13. Private Bank of California	1.17%	30. Sumitomo Mitsui Financial Group Inc.	0.22%
14. 1st Century Bancshares, Inc.	**1.00%**	31. Preferred Bank	0.21%
15. Northern Trust Corp.	0.88%	32. Hanmi Financial Group	0.20%
16. HSBC Holdings Plc	0.81%	33. Pacific Capital Bancorp	0.19%
17. CapitalSource Inc.	0.69%		

**Source: FDIC Summary of Deposits as of June 30, 2011.*

Financial Overview

Asset Base

Total Assets
($millions)

6.25-year CAGR = 17.03%
(2006- 1Q 2012)



$162
$201
$224
$259
$272
$308
$405
$433
2005
2006
2007
2008
2009
2010
2011
1Q 2012

Asset Composition
(at March 31, 2012)



All other assets 2%
Cash & Cash Equivalents 10%
Investments 32%
Loans 56%

Asset Quality

Non-Performing Assets to Total Assets



4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
1st Century Bank
CA Peers*

Non-Performing Loans to Total Loans



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
1st Century Bank
CA Peers*

** SNL Financial Data Report (CA banks with assets between $250 to $500million).*

Earnings

($thousands)



$700
$600
$500
$400
$300
$200
$100
$0
$123
$323
$116
$191
$354
$354
$432
$503
$592
$608
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
Net Income
Pre-tax/Pre-provision

Deposits – Expanding Core Deposit Base

Total Deposits
($millions)

DDA & NOW
6.25-year CAGR = 28.98%
(2006 - 1Q 2012)

Total Deposits
6.25-year CAGR = 21.42%
(2006 - 1Q 2012)



$400
$350
$300
$250
$200
$150
$100
$50
$0
2005
2006
2007
2008
2009
2010
2011
1Q 2012
DDA & NOW
Total Deposits

Deposit Composition
(at March 31, 2012)



Savings & money market deposits 43%
Time 14%
Non-interest bearing demand 37%
Interest–bearing demand 6%

Deposit Trends



Deposit Accounts & Types
& Average Balance/Account
($thousands)
480
197
64
640
260
89
842
319
114
1,199
367
102
1,710
439
145
2,233
570
105
2,741
764
76
2,893
791
63
2005
2006
2007
2008
2009
2010
2011
1Q 2012
Average Balance per Core Account
$104
$72
$77
$64
$62
$71
$82
$85
DDA & NOW
MMA & Savings
Customer CD's

Deposit Franchise

Non Interest-Bearing Deposits to Total Deposits



40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2008
2009
2010
2011
1st Century Bank
CA Peers*

Cost of Funds



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
1st Century Bank
CA Peers*

*SNL Financial Data Report (CA bank with assets between $250 to $500 million).

Balanced Loan Portfolio

Gross Loans
($millions)



6.25-year CAGR = 17.05%
(2006 – 1Q 2012)
$86
$128
$172
$200
$182
$179
$233
$230
2005
2006
2007
2008
2009
2010
2011
1Q 2012

Average Loan Size ($thousands)	2005	2006	2007	2008	2009	2010	2011	1Q 2012
	$547	$616	$866	$623	$610	$512	$568	$558

Loan Composition
(at March 31, 2012)



Land & Construction 7%
Consumer Other 9%
Commercial & Industrial 30%
Residential Mortgages 24%
Commercial RE 30%

Allowance for Loan Loss to Total Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008
2009
2010
2011
1st Century Bank
CA Peers*

* SNL Financial Data Report (CA banks with assets between $250 to $500 million).

Well Capitalized

Bank Capital Ratios

(at December 31, 2011)



20.00%
15.00%
10.00%
5.00%
0.00%
10.5%
5%
16.0%
6%
17.3%
10%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
% to be categorized as well capitalized

"We are continuing to put our capital strength to work to meet the specific needs of entrepreneurs, professionals and small businesses on the Westside of Los Angeles."
Jason P. DiNapoli, President & COO

Well Capitalized (cont.)



Total Risk-Based Capital Ratio 4th Quarter 2011*
Selected Los Angeles Area Banks
Wilshire State Bank***
Mission Valley Bank**
American Business Bank
1st Century Bank
First California Bank***
Citibank***
Bank of America***
East West Bank***
Private Bank of California**
Beach Business Bank**
Preferred Bank
Commonwealth Business Bank**
JP Morgan Chase***
City National Bank***
Union Bank
Comerica Bank***
California United Bank
Wells Fargo***
National Bank of California**
0.00%
5.00%
10.00%
15.00%
20.00%

**Capital Ratio from SNL Financial Data Risk Based Capital Ratio.*
***Bank or Holding Company are TARP Recipients based on SNL Financial Data.*
****Bank or Holding Company have redeemed TARP.*

Stock Repurchase Program

As of March 31, 2012

▪ Repurchased shares:	1,697,971
▪ % of Shares Repurchased:	15.66%
▪ Average Price Per Share:	$4.11
▪ Discount to Book Value:	18.87%

1st Century Bancshares, Inc.

Why 1st Century Bancshares?

- Attractive market demographics
- Focused growth strategy
  - Expanded footprint in Westside
- Strong core deposit base and liquidity position
- Balanced loan portfolio, improving credit quality and strong loan loss reserves
- Well positioned to leverage continued economic recovery and competitor dislocation
- Strong capital position

1st Century Bancshares, Inc.

For further information, please contact any of the following team members.

Alan I. Rothenberg	Chairman & CEO	310.270.9501
Jason DiNapoli	President & COO	310.270.9505
Bonnie Rubin	EVP, Regional Director	310.270.9511
Rich Rothenberg	Managing Director, BD	310.270.9508
Dave Comfort*	Regional VP, Santa Monica	310.270.9517
Greg Haddad	SVP, Relationship Manager	310.270.9524
Scott Healy	Business Development Officer	310.270.9558
Chris Hoshek	VP, Commercial Real Estate Group	310.270.9534
Scott Kunitz*	VP, Relationship Manager	310.270.9548
Joshua Platt	AVP, Relationship Manager	310.270.9575
Justin Weissman	VP, Relationship Manager	310.270.9550

***Santa Monica Office**